                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) MARCH 9, 2005

                              DATATEC SYSTEMS, INC.
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               (Exact Name of Registrant as Specified in Charter)

        DELAWARE                         000-20688               94-2914253
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(State or Other Jurisdiction            (Commission             (IRS Employer
     of Incorporation)                  File Number)         Identification No.)

                1275 ALDERMAN DRIVE, ALPHARETTA, GA             30005
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              (Address of Principal Executive Offices)        (Zip Code)

        Registrant's telephone number, including area code (770) 667-8488
                                                           --------------

                                       N/A
          ------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     / / Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     / / Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     / /  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     / /  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

     As  previously  announced,   Datatec  Systems,  Inc.  ("Company")  and  its
wholly-owned subsidiary, Datatec Industries Inc. ("Subsidiary"), filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code (Case
Nos. 04-13536 and 04-13537,  respectively) in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy  Court") on December 14, 2004 (the
"Bankruptcy  Cases"). As part of the Bankruptcy Cases, on March 9, 2005, Company and Subsidiary  consummated the sale of  substantially  all of their  respective assets  to  Technology  Infrastructure  Solutions,  Inc.,  a  designee  of Eagle
Acquisition  Partners,  Inc. ("Eagle"),  pursuant to that certain Asset Purchase
Agreement  dated as of February  8, 2005 by and among  Company,  Subsidiary  and
Eagle (the "Purchase Agreement").  Eagle is an entity affiliated with Raul Pupo, former Chief Executive  Officer of the Company and a former director of Company, and Walter Grossman,  a former director of Company.  Prior to the institution of the Bankruptcy Cases, Eagle was the holder of the senior secured debt of Company and  Subsidiary.  The  purchase  price for  substantially  all of the  assets of
Company and Subsidiary was eight million dollars  ($8,000,000)  paid in the form of a credit bid  pursuant to Section  363(k) of the  Bankruptcy  Code based upon
Eagle's  claim  arising  pursuant  to the senior  secured  debt of  Company  and
Subsidiary,  plus (i) the assumption of certain  assumed  liabilities,  (ii) the cure amounts  associated with the assumed contracts and (iii) the full repayment and  satisfaction  of  indebtedness  owed by Company  and  Subsidiary  to Alpine
Associates, A Limited Partnership.

     A copy of the  Purchase  Agreement  is  attached  hereto as Exhibit 2.1 and incorporated by reference herein.

ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

     Effective  March 11, 2005,  John Adams resigned as a member of the Board of
Directors of Company,  and effective March 17, 2005, J. Oliver Maggard  resigned as a member of the Board of Directors of Company.  The  resignations  of Messrs.
Maggard  and  Adams  as  directors  of  Company  were  not  the  result  of  any disagreement  with  Company  on any matter  relating  to  Company's  operations, policies or practices.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

EXHIBIT NUMBER       DESCRIPTION
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2.1                  Asset  Purchase  Agreement  dated as of February 8, 2005 by and among Company,  Subsidiary and Eagle.  The schedules to the Asset Purchase  Agreement are omitted from this filing.
                     The Company hereby  undertakes,  pursuant to Regulation S-K
                     Item  601(2),   to  furnish  any  such   schedules  to  the
                     Commission supplementally upon request.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                   DATATEC SYSTEMS, INC.
                                       (Registrant)

Date:  March 21, 2005
                                   By: /s/ William J. Adams, Jr.
                                      ------------------------------------------
                                      Name:   William J. Adams, Jr.
                                      Title:  Interim Chief Executive Officer